Exhibit 99.2

BUSINESS COMBINATION WITH ARTEMIS GOLD INC. Transaction Presentation | September 21, 2026 NYSE American & TSX VGZ

CAUTIONARY NOTE REGARDING FORWARD - LOOKING INFORMATION Summary : If you are risk - averse you should not buy shares in Vista Gold Corp . (“we”, “us”, “our”, the “Company” or “Vista Gold”) . Unexpected events happen and may change forecasts and targets . This presentation should be read in conjunction with Vista’s most current Forms 10 - K and 10 - Q available on EDGAR at www . sec . gov and SEDAR+ at www . sedarplus . ca . All dollar amounts are in U . S . dollars . This communication contains certain forward - looking statements and forward - looking information as defined under applicable Canadian and U . S . securities laws . Statements contained in this communication that are not historical facts are forward - looking statements that involve known and unknown risks and uncertainties . Any statements that refer to expectations, projections or other characterizations of future events or circumstances contain forward - looking statements . In certain cases, forward - looking statements and information can be identified using forward - looking terminology such as “may”, “will”, “expect”, “intend”, “estimate”, “anticipate”, “believe”, “continue”, “plans”, “potential” or similar terminology . Forward - looking statements and information are made as of the date of this communication and include, but are not limited to, the completion of the transaction described herein (the “Transaction”) pursuant to the terms of the Arrangement Agreement and the anticipated timing thereof ; assessments and expectations for the combined entity after the completion of the Transaction ; pro forma ownership of the combined entity ; the anticipated premium for Vista Gold shareholders ; assessments and expectations for Mt Todd ; assessments and expectations for Blackwater ; future plans for Mt Todd and Blackwater and the timing thereof ; the meeting of Vista Gold shareholders and the anticipated timing thereof ; the satisfaction of closing conditions, including receipt of the FIRB approval, Northern Territory Ministerial consent and customary stock exchange approvals ; the assessment of the merits of the Transaction ; and the timing of future conference calls and press releases by Artemis Gold and Vista Gold . These forward - looking statements represent Artemis and Vista Gold’s respective management’s current beliefs, expectations, estimates and projections regarding future events and operating performance, which are based on information currently available to management, management’s historical experience, perception of trends and current business conditions, expected future developments and other factors which management considers appropriate . Such forward - looking statements involve numerous risks and uncertainties, and actual results may vary . Important risks and other factors that may cause actual results to vary include, without limitation : the risk that the Transaction will not be approved by the Vista Gold shareholders ; the failure to, in a timely manner, or at all, obtain the required court approval for the Transaction ; the failure of Artemis and/or Vista Gold to otherwise satisfy the requisite conditions to complete the Transaction ; the possibility the Arrangement Agreement may be terminated by one or both of Artemis and Vista Gold ; the effect of the announcement of the Transaction on each of Artemis and Vista Gold’s strategic relationships, operating results and business generally ; significant transaction costs or unknown liabilities ; the risk of litigation that could prevent or hinder the completion of the Transaction ; other customary risks associated with transactions of this nature ; assumptions in respect of current and future market conditions ; changes in commodity prices ; changes in interest and currency exchange rates ; risks related to ability of Artemis to accomplish its plans and objectives with respect to the operations, optimization, enhancement and expansion of the Blackwater mine and/or Mt . Todd within the expected timing or at all ; possible accidents and other risks associated with mineral exploration operations ; the risk that Artemis will encounter unanticipated geological factors ; the possibility that Artemis may not be able to secure permitting and other governmental clearances necessary to carry out its plans ; the risk of political uncertainties and regulatory or legal changes that might interfere with Artemis’s business ; risks inherent in Mineral Resource and Mineral Reserves estimates and results ; risks inherent in exploration, development and production activities ; changes in exploration, mining, optimization, enhancement or expansion plans due to changes in logistical, technical or other factors ; changes in governmental regulation of mining operations ; political risk ; social unrest ; and other risks related to the ability of Artemis to proceed with its plans for the Blackwater mine and Mt . Todd . Additional risks of Artemis are set out in Artemis’s most recent MD&A, which is available on Artemis’s website at artemisgoldinc . com and on SEDAR+ at www . sedarplus . ca . Additional risks of Vista Gold are set out in Vista Gold’s most recent MD&A, which is available on Vista Gold’s website at vistagold . com and on SEDAR+ at www . sedarplus . ca . In making the forward - looking statements in this press release, Artemis and Vista Gold have applied several material assumptions, including without limitation, the assumptions that : (1) market fundamentals will result in sustained mineral demand and prices ; (2) any necessary permits, approvals and consents in connection with the exploration program or the operations and expansion of the Blackwater mine and development of Mt Todd will be obtained ; (3) financing for the continued operation of the Blackwater mine and future expansion activities, including development at Mt Todd, will continue to be available on terms suitable to Artemis ; (4) sustained commodity prices will continue to make the anticipated expansion of the Blackwater mine and development of Mt Todd economically viable ; and (5) there will not be any unfavourable changes to the economic, political, permitting and legal climate in which the Artemis and Vista Gold operate . Although Artemis and Vista Gold have attempted to identify important factors that could affect them and may cause actual actions, events, or results to differ materially from those described in forward - looking statements, there may be other factors that cause the actual results or performance by Artemis and Vista Gold to differ materially from those expressed in or implied by any forward - looking statements . Accordingly, no assurances can be given that any of the events anticipated by the forward - looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or the financial condition of Artemis or Vista Gold . Investors should therefore not place undue reliance on forward - looking statements . Neither Artemis nor Vista Gold is under any obligation and each expressly disclaims any obligation to update, alter or otherwise revise any forward - looking statement, whether written or oral, that may be made from time to time, whether because of new information, future events or otherwise, except as may be required under applicable securities laws . Important additional information and where to find it This communication may be deemed to be solicitation material in respect of the proposed plan of arrangement (the “Arrangement”) involving Vista Gold and Artemis pursuant to the arrangement agreement dated [ ● ], 2026 (the “Arrangement Agreement”) . The Arrangement will be implemented by way of a plan of arrangement under the Business Corporations Act (British Columbia), In connection with the proposed Arrangement, Vista Gold intends to file relevant materials with the U . S . Securities and Exchange Commission (“SEC”), including a proxy statement in preliminary and definitive form . Promptly after filing the definitive proxy statement, Vista Gold will mail the definitive proxy statement and a proxy card to its shareholders . INVESTORS AND SECURITY HOLDERS OF VISTA GOLD ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING VISTA GOLD’S PROXY STATEMENT (WHEN THEY ARE AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ARRANGEMENT AND THE PARTIES TO THE ARRANGEMENT AGREEMENT . Investors and security holders of Vista Gold are or will be able to obtain these documents (when they are available) free of charge from the SEC’s website at www . sec . gov or free of charge from Vista Gold on its website at https : //vistagold . com . Participants in the solicitation This communication does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities . Artemis, Vista Gold and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of Vista Gold in connection with the proposed Arrangement . Information regarding the interests of these directors and executive officers in the proposed Arrangement will be included in the definitive proxy statement referred to above . Security holders may also obtain information regarding the names, affiliations and interests of Artemis’ directors and executive officers in Artemis’ Notice of Meeting and Information Circular for the Annual General Meeting of Shareholders held on August 5 , 2026 , which is available at https : //www . artemisgoldinc . com/investors/agm - materials/ . Security holders may obtain information regarding the names, affiliations and interests of Vista Gold’s directors and executive officers in Vista Gold’s proxy statement in connection with its 2026 Annual Meeting of Shareholders (the “Vista Gold Proxy Statement”), which was filed with the SEC on March 17 , 2026 , under “Particulars of Matters to be Acted Upon – Election of Directors”, “Ownership of the Corporation’s Common Shares,” “Executive Officers,” and “Executive Compensation . ” To the extent that holdings of Vista Gold’s securities have changed since the amounts printed in the Vista Gold Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC . Additional information regarding the interests of such individuals in the proposed Arrangement will be included in the definitive proxy statement relating to the proposed Arrangement when it is filed with the SEC . These documents (when available) may be obtained free of charge from the SEC’s website at www . sec . gov, Artemis’ website at www . artemisgold . com and Vista Gold’s website at https : //vistagold . com . The contents of the websites referenced above are not deemed to be incorporated by reference into the Vista Gold Proxy Statement . 1

CAUTIONARY NOTE REGARDING FORWARD - LOOKING INFORMATION Vista Gold Qualified Person All scientific and technical information related to the 2025 Updated Feasibility Study contained herein has been prepared by, or under the supervision of, Maria Vallejo, P . Eng . , FAusIMM, Vista’s Director of Projects and Technical Services, a Qualified Person as defined by National Instrument 43 - 101 – Standards of Disclosure for Mineral Projects (“NI 43 - 101 ”) and subsection 1300 of Regulation S - K (“S - K 1300 ”) under the Exchange Act . Artemis Gold Inc Qualified Person All scientific and technical information related to Artemis Gold contained herein has been prepared by, or under the supervision of, Tony Scott, P . Geo . , Artemis’ Chief Business Development Officer, a Qualified Person as defined by National Instrument 43 - 101 . Cautionary Note to Investors Regarding Estimates of Measured, Indicated and Inferred Resources and Proven and Probable Mineral Reserves We are subject to the reporting requirements of the Exchange Act and applicable Canadian securities laws, and as a result we report our mineral reserves and mineral resources according to two different standards . U . S . reporting requirements are governed by S - K 1300 . Canadian reporting requirements for disclosure of mineral properties are governed by NI 43 - 101 . Both sets of reporting standards have similar goals in terms of conveying an appropriate level of confidence in the disclosures being reported, but the standards embody slightly different approaches and definitions . In our public filings in the U . S . and Canada and in certain other announcements not filed with the SEC, we disclose proven and probable reserves and measured, indicated and inferred resources, each as defined in S - K 1300 and NI 43 - 101 . As currently reported, there are no material differences in our disclosed proven and probable reserves and measured, indicated and infe rred resources under each of S - K 1300 and NI 43 - 101 . The estimation of measured resources and indicated involve greater uncertainty as to their existence and economic feasibility than the estimation of proven and probable reserves, and therefore investors are cautioned not to assume that all or any part of measured or indicated resources will ever be converted into S - K 1300 - compliant or NI 43 - 101 - compliant reserves . The estimation of inferred resources involves far greater uncertainty as to their existence and economic viability than the estimation of other categories of resources, and therefore it cannot be assumed that all or any part of inferred resources will ever be upgraded to a higher category . Therefore, investors are cautioned not to assume that all or any part of inferred resources exist, or that they can be mined legally or economically . Unless otherwise indicated, the information contained in this presentation is derived from S - K 1300 Technical Report Summary, Mt Todd Gold Project 15 , 000 tpd Feasibility Study, Northern Territory, Australia, effective date July 29 , 2025 , and NI 43 - 101 Technical Report, Mt Todd Gold Project 15 , 000 tpd Feasibility Study, Northern Territory, Australia, effective date July 29 , 2025 . S - K 1300 Technical Report Summary, Mt Todd Gold Project 50 , 000 tpd Feasibility Study, Northern Territory, Australia, effective date March 12 , 2024 , and NI 43 - 101 Technical Report, Mt Todd Gold Project 50 , 000 tpd Feasibility Study, Northern Territory, Australia effective date March 12 , 2024 . Sources for all references to the 2025 Feasibility Study throughout this presentation: S - K 1300 Technical Report Summary, Mt Todd Gold Project 15,000 tpd Feasibility Study, Northern Territory, Australia, effective date July 29, 2025 NI 43 - 101 Technical Report, Mt Todd Gold Project 15,000 tpd Feasibility Study, Northern Territory, Australia, effective date July 29, 2025 Sources for all references to the 2024 Feasibility Study throughout this presentation: S - K 1300 Technical Report Summary, Mt Todd Gold Project 50,000 tpd Feasibility Study, Northern Territory, Australia, effective date March 12, 2024 NI 43 - 101 Technical Report, Mt Todd Gold Project 50,000 tpd Feasibility Study, Northern Territory, Australia, effective date March 12, 2024 2

TRANSACTION HIGHLIGHTS

Combination with Artemis delivers Vista shareholders an immediate premium and de-risked exposure to growth from Blackwater and Mt Todd

Immediate premium and compelling value:
Consideration represents a 29% premium based on the 20-day VWAPs for each of Artemis and Vista, and a 25% premium to Vista's closing price[1]

Continued exposure to Mt Todd and future value creation:
Vista shareholders retain meaningful exposure to the future development and value creation potential of Mt Todd through their equity interest in Artemis

Exposure to near-term value accretion at Artemis' Blackwater mine:
Vista shareholders will participate in the realization of near-term production growth from completion of the Phase 1A and EP2 Expansions of Blackwater, taking Blackwater production over 500k oz pa at industry-leading all-in sustaining costs, with further exploration, optimisation and expansion potential beyond

Participation in the growth of Artemis:
Following completion of the Transaction and the EP2 expansion, Vista shareholders will participate in the growth of a larger, diversified producer with assets in two favorable jurisdictions, British Columbia and the Northern Territory

Pathway and funding to advance Mt Todd:
Artemis' intention to develop Mt Todd at its "full scale" of 50ktpd is underwritten by its strong financial position and highly-credentialled, seasoned project development and construction team

Enhanced trading liquidity and access to capital:
The enlarged Artemis offers Vista shareholder improved liquidity and greater access to capital in a growing, intermediate gold producer

VISTA GOLD CORP | VGZ
[1]Market data as at market close, September 18, 2026. 20-day VWAPs based on the volume-weighted average prices for Artemis on the TSX-V and for Vista on the NYSE-American and other exchanges captured in the Bloomberg US composite Code. The premium to Vista's closing price is based on each of Artemis' and Vista's closing price on September 18, 2026 and the agreed exchange ratio
3

TRANSACTION SUMMARY

Artemis to acquire Vista through a court-approved Plan of Arrangement Vista shareholders to hold approximately 5% of Artemis post closing

Transaction	• Artemis to acquire 100% of the issued and outstanding common shares of Vista pursuant to a court-approved Plan of Arrangement • The Transaction has been unanimously approved by the Boards of Directors of each of Artemis and Vista

Consideration	• Vista shareholders will receive 0.0966 Artemis shares per Vista share, currently valued at US$2.83[1] per Vista share (the **Consideration**)
	• The Consideration represents:
	  – A premium of 29% to the 20-day VWAPs of Artemis and Vista and 25% to the closing price of Vista on September 18, 2026[1]
	  – Total implied fully diluted transaction equity value of US$427 million
	• Upon completion of the Transaction, Vista shareholders will own 5% of Artemis

Conditions	• The Transaction is to be effected pursuant to a court-approved Plan of Arrangement under the *Business Corporations Act (British Columbia)* subject to:
	  – Vista shareholder approval ($66^{2}/_{3}$ of votes cast by Vista shareholders at a special meeting to consider the Transaction)
	  – Customary regulatory approvals including Australian Foreign Investment Review Board approval, Northern Territory Ministerial Consent and TSX-V approval for Artemis to issue Artemis Consideration shares

Other	• Vista's Directors and Senior Officers have entered into customary voting support agreements, under which they have committed to vote their common shares held in favour of the Transaction • The Arrangement Agreement includes customary deal protections, including a break fee, non-solicitation obligations and a right to match in favour of Artemis

VISTA GOLD CORP | VGZ

[1] Market data as at market close, September 18, 2026. 20-day VWAPs based on the volume-weighted average prices for Artemis on the TSX-V and for Vista on the NYSE-American and other exchanges captured in the Bloomberg US composite Code. The premium to Vista's closing price is based on each of Artemis' and Vista's closing price on September 18, 2026 and the agreed exchange ratio

4

INDICATIVE TRANSACTION TIMETABLE Transaction completion estimated to occur in January 2027 5 Transaction Announcement Event Indicative Timing September 21, 2026 Definitive proxy statement mailed to Vista shareholders November 2026 Vista shareholder meeting to consider the Transaction December 2026 Transaction completion January 2027

INTRODUCTION TO ARTEMIS

Artemis is a leading TSX-V listed intermediate producer
Operating and Expanding the world-class Blackwater mine in British Columbia

- Artemis is a US$7.1bn market capitalisation gold producer operating and expanding its world-class Blackwater mine in British Columbia, Canada

Q1 2025	Blackwater construction completed **on time** and **on budget** within 22 months. **First gold** pour January 2025
Q2 2025	**Commercial production** declared, mine officially opened
Q3 2025	Achieves **nameplate capacity**; **Phase 1A expansion** announced (33% increase in throughput by end of 2026)
Q4 2025	Announces **EP2 Expansion** to increase throughput by 250% by end of 2028
Q1 2026	Announces 192,808oz of production at AISC of US$869/oz (**within guidance**) and raises US$450m corporate bond
Q2 2026	Purchases put options to provide downside gold price protection during EP2 construction
Q3 2026	Phase 1A expansion 57% complete; **pays inaugural quarterly dividend** of 5c per share



Source: Artemis' Corporate Presentation dated August 2026.

VISTA GOLD CORP | VGZ
6

BLACKWATER AND BEYOND

Phase 1A and EP2 Expansions to take Blackwater to 500+koz pa
Potential for further growth from district-scale exploration potential

- **Staged Development of Blackwater**
  - Phase 1 commissioned Q3 2025 at 6 Mtpa
  - Phase 1A 57% complete, lifting capacity 33% to **8 Mtpa by Q4 2026**
  - EP2 major works underway ahead of schedule, taking nameplate to **21 Mtpa by H2 2028**
- **Capex**
  - Total growth capital for 2026 of C$685 - C$755M, fully funded through operating cash flow
  - C$385 - C$435M of 2026 growth capital allocated to EP2 (C$108M spent to 30 June), within total EP2 plant expansion capital of C$1.44B (EP2 capital intensity of C$110 per tonne of annual throughput)
- **Expansion Targets**
  - EP2 positions Blackwater to achieve **production of 500+koz p.a.** for the first 10 full years at first quartile AISC
  - Optimization studies ongoing for debottlenecking to **25 Mtpa and beyond**, with resource expansion and regional exploration to extend current **mine life to beyond 2043**
  - **Artemis' stated Intention is to develop Mt Todd at its "full scale" of 50ktpd** (Post Blackwater EP2 completion)



Gold Produced (koz)
+165%
193
265-290
275-425
500-525
2025
2026 Guidance
Expansion Period (2026-2028)
First 10 full years (2029+)
Further Growth

VISTA GOLD CORP | VGZ

Source: Artemis' Corporate Presentation dated August 2026.

7

BLACKWATER AND BEYOND 8 Artemis intends 1 to sequence Mt Todd development to dovetail with completion of Blackwater EP2 Expansion and Optimization 2026 2027 2028 2029 2030 2031 2032 Artemis’ “Committed Growth Plans” 1 Source: Artemis’ investor presentation dated September 21, 2026. Artemis references “street estimates” for timing of Mt Todd pro ject milestones Artemis’ “Future Growth Options & Upside” Phase 1A Plant Construction Phase 1A Commissioning EP2 Early Works EP2 Plant Construction 21 Mtpa Nameplate EP2 Optimization to ~25 Mtpa Beyond 25 Mtpa Design, Construction & Commissioning 1 Production 1 EP2 Commissioning Blackwater Indicated Timeline Mt Todd Artemis Ind. Timeline Artemis intends to provide an update on its Development Plan for Mt Todd post completion of Transaction

ARTEMIS MANAGEMENT Artemis brings a highly credentialled management team with directly relevant project development and construction track record 9 Steven Dean Founder & Executive Chair Steven Dean is the founder and Executive Chair of Artemis Gold. He has extensive international experience in mining, including as President of Teck Cominco Limited. More recently, Mr. Dean was Chairman, CEO and founder of Atlantic Gold Corporation, which was sold to St. Barbara Limited in 2019, after building its Moose River Consolidated Mine in Nova Scotia on time and on budget. Earlier in his career, Mr. Dean was founding a member of management of the Normandy Poseidon Group, (which became Normandy Mining) and co - founder of PacMin Mining Corporation, where he led the development of multiple Australian gold mines. Dale Andres CEO and Director Dale Andres has 30+ years of experience in the resource industry. Previously, he was CEO and Director of Gatos Silver. Prior to this, Mr. Andres also enjoyed a distinguished career of increasing seniority at Teck Resources where he served as SVP, Base Metals, SVP, Copper, VP, Copper Strategy and North American Operations, VP, Gold and International Mining, and General Manager, Underground Mines. Mr. Andres’ experience at Teck included responsibility for the Lennard Shelf and Carrapateena projects in Australia. Jeremy Langford President Jeremy Langford has multi - mine gold producer experience and an extensive proven track record in managing operations and the development of scale greenfield assets. Mr. Langford served most recently in the role of COO of Centamin Plc and prior to that COO & EVP Construction and Technical Services with Endeavour Mining. Over the past 20+ years, Mr. Langford has led the successful execution of six large - scale gold development projects. Erik Marchand CFO & Company Secretary Erik Marchand is a Chartered Professional Accountant with approximately 15 years of finance and accounting experience across the mining and natural resources sectors. Prior to joining Artemis, Mr. Marchand held progressively senior finance roles at one of Glencore's international mining operations, as well as other site - based operational roles within British Columbia. He began his career with Deloitte and holds a Bachelor's degree in Finance and Accounting. Tony Scott Chief Business Development Officer Tony Scott has 25+ years of experience in the metals and mining industry, spanning technical, operational and financial roles. Mr. Scott most recently served as SVP, Corporate Development and Technical Services at Gatos Silver. Previously, he held progressively senior positions at a Macquarie Group division providing mine construction financing. Mr. Scott’s experience also includes leadership roles with Teck Resources and Placer Dome. Candice Alderson Chief ESG Officer Candice Alderson brings a legal and finance background with extensive major project management experience. Ms. Alderson most recently served as Senior Vice President, Infrastructure Investments for the Ledcor Group of Companies. She was also a member of Ledcor’s Inclusion and Diversity Committee. Source: Artemis’ Corporate Presentation dated August 2026.

10 NYSE American & TSX VGZ APPENDIX VGZ | VISTA GOLD

WHY MT TODD? Development - stage Project that Appeals to Investors and Strategic Partners Scarcity of Large Deposits in Favorable Mining Jurisdictions “Too Big to Ignore” Opportunity for Resource Growth District - Scale Exploration Potential Designed for Future Expansion 11

VISTA GOLD CORP Realizing Shareholder Value through Disciplined Execution Mt Todd is among the largest development stage projects in Australia 2025 Feasibility Study for 15 ktpd operation confirms strong economics and preserves expansion optionality 2026 key work programs underway leading to detailed engineering and design Driving outcomes to achieve a producer re - rating 12

MT TODD GOLD PROJECT MINING AND PROCESSING Fit for Purpose Design Supports Conventional Australian Mine and Plant Operations Mining Overview • Conventional truck and excavator open pit operation • Drill and blast on 12 - meter benches (ore and waste) • Pit slope parameters re - evaluated • 71 M tonnes of below cut - off material with economic potential to be segregated in waste rock dump for possible future processing 0 . 35 - 0 . 5 g Au/t (average grade of 0 . 43 g Au/t) 982 Koz contained gold • Batman pit stripping ratio (W:O) 4:1 Processing 1 • Stockpiling used to deliver higher and consistent grades • Life of mine average gold recovery of 88.5% • 3 - stage crush (gyratory, cone and HPGR) • Single - stage sorting (XRT) • 2 - stage grind (P 80 40 microns) • Carbon - in - leach recovery circuit 1 See Appendix – Conventional Gold Recovery Circuit slide 14 for process flowsheet details. 13

MT TODD GOLD PROJECT CONVENTIONAL GOLD RECOVERY CIRCUIT 14

MT TODD GOLD PROJECT EXPLORATION Mining Leases and Exploration Licenses • Four mining leases (MLs) 55 km 2 • Four exploration licenses (ELs) 1 , 337 km 2 Batman deposit and other previously mined open pits. Section is not representative of location and scale. 15

MT TODD GOLD PROJECT EXPLORATION District - Scale Exploration Potential 1 , 337 km 2 Contiguous Exploration Licenses • Largely unexplored, host to known occurrences of precious and base metals, and highly prospective for new discoveries Prior Drilling within Boundaries of Mining Leases • Identified four promising targets to date on the 24 km Batman - Driffield Trend with potential to add gold ounces to resource base Quigleys • Newly updated Mineral Resources estimate • MI&I Mineral Resources estimate of 496 koz gold at 1.15 g Au/t 1 South Cross Lode • South Cross Lode located adjacent to the Batman deposit and extends with a defined strike length of 400 meters northeast • Open at depth and along strike to the northeast, potentially connecting to other identified exploration targets 1 See Appendix – Mineral Resources slide 22 for details. 16

MT TODD GOLD PROJECT COMMITTED TO SUSTAINABLE AND SOCIALLY RESPONSIBLE DEVELOPMENT Environmental • Transparent environmental management programs with online site water management data • Successful collection, storage, pH adjustment, and controlled release in accordance with the Water Discharge License • Key Environmental and Operational Permits Approved for 50 ktpd Project Social • Committed to health, well being, and safety of our employees and contractors • Strong relationship with the Jawoyn Association Aboriginal Corporation underpinned by continual engagement • Strong project support across broad stakeholder base • Commitment to sponsorship programs that support education, community events, healthcare, and economic development Governance • Increased diversity among the board and management • Published Vista’s 2025 ESG report 17

VISTA GOLD CORP EXPERIENCED BOARD OF DIRECTORS Disciplined Execution Backed by Experienced Mining and Finance Leadership Tracy Stevenson Chair Former director of Uranium Resources Inc., former director and non - executive chairman of Quaterra Resources and former director of Ivanhoe Mines Ltd. Founding member of Bedrock Resources, a private resources financial advisory firm and SOS Investors LLC, a private resources investment firm Former Global Head of Information Systems at Rio Tinto PLC John Clark Compensation Committee Chair President of Investment and Technical Management Corp. and former CFO Polaris Geothermal Inc. Director of Russel Metals Inc. and Zephyr Minerals Frederick Earnest President, CEO & Director CEO since January 2012 and senior officer of Vista since 2006 Former President of Pacific Rim El Salvador and General Manager of Compañia Minera Dayton (Chile). 30+ years industry experience Deborah J. Friedman Governance Committee Chair Director of Golden Minerals Company and former Partner (retired) at Davis Graham & Stubbs LLP from August 2000 to December 2016 and counsel from May 1999 to August 2000 VP and General Counsel and other senior management positions at Golden Minerals Company, Cyprus Amax Minerals Company, and AMAX Gold Patrick Keenan Audit Committee Chair Retired mining executive and accomplished CFO, with more than 30 years of executive mining industry experience Former EVP and CFO of PolyMet Mining Corp.; former SVP Finance and Treasurer of Newmont Mining Corporation; and held various senior management positions at Rio Tinto Mike Sylvestre HSE&SR Committee Chair Director of Hochschild Mining PLC and Nickel Creek Platinum Corp. Former senior executive of Kinross Gold Corp., including SVP Americas and Regional VP Africa Former Interim President, CEO and Chair of Claude Resources and former President and CEO of Castle Resources 18

VISTA GOLD CORP HIGHLY QUALIFIED MANAGEMENT TEAM Proven Track Record of Exploration, Development and Operation Successes Frederick H. Earnest President, CEO and Director CEO since January 2012 and senior officer of Vista since 2006 Over 35 years of industry experience (corporate management, mine operations and project turnarounds, new project engineering and construction) Former President of Pacific Rim El Salvador, GM of Compania Minera Dayton in Chile and former director of Midas Gold Corp. Douglas L. Tobler Chief Financial Officer More than 40 years of corporate financial management experience gained as a chief financial officer, CPA, and corporate advisor CFO of Vista since July 2019 Former CFO of Lydian International and Alacer Gold Corp. Fellow with Coopers & Lybrand’s National Accounting and SEC Directorate Pamela A. Solly Vice President, Investor Relations VP of Investor Relations at Vista since April 2019 More than 30 years of public company experience in investor relations and corporate communications Former VP of Investor Relations of Lydian International Member of the National Investor Relations Institute and Women in Mining 19

VISTA GOLD AUSTRALIA PTY LTD. VISTA GOLD AUSTRALIA PTY LTD. Strengthening Executive Project Execution Capabilities in Perth and NT Jeff Dang Executive General Manager, Projects and Technical Services Mining engineer with more than 18 years of operational, technical, and leadership experience in Africa, Western Australia and South America Diverse experience including mine management and optimization, project and mine development, project evaluation and studies, and corporate development Former General Manager, Projects and Technical for Gold Road Resources Limited in Western Australia Sharon Goddard Executive General Manager, External Relations and Social Performance More than 20 years of experience in the mining sector, specializing in social performance, ESG, organizational growth and transformation, corporate affairs, and stakeholder engagement Experience includes extensive engagement with Indigenous groups, regulators, and industry bodies while supporting corporate growth and strong governance Former General Manager, Social Performance and External Relations for Gold Resources Limited Julie Jones General Counsel and Company Secretary Experienced corporate counsel with more than 20 years of legal and executive leadership experience across ASX100 companies, global mining operations and industry organizations Expertise includes governance, risk management, corporate affairs, commercial negotiations, employment and mining law, and company secretary practice Former General Counsel for Gold Road Resources Limited 20 Gavin Ferguson Managing Director Mining engineer with 35 years of international mining experience across mine development, project execution, operations, business transformation, and executive leadership Held senior executive and operational leadership positions with Kinross Gold, K92 Mining, Teranga Gold, Newmont, Anglo Platinum, Platinum Australia, and AngloGold Ashanti Former General Manager of the Carlin Mining Complex for Nevada Gold Mines where he was accountable for five under ground mines, three open pits, and five process facilities

MT TODD GOLD PROJECT MINERAL RESOURCES AND MINERAL RESERVES Increased Reserve Grade by 23% – 1.04 g Au/t Years 1 - 15 and 0.97 g Au/t LOM Mineral Resources Estimate 1 • M & I gold resources now exceed 9 Moz Total Mineral Resources Gold Oz (000) Grade (g Au/t) Tonnes (000) 9,122 0.83 340,428 Measured & Indicated 1,433 0.78 57,099 Inferred Mineral Reserves Estimate 2 • Proven and probable – 5.2 Moz at raised cutoff grade of 0.50 g Au/t Proven and Probable Mineral Reserves Gold Oz 3 (000) Grade (g Au/t) Tonnes (000) 4,959 0.97 158,623 Batman Deposit 232 0.54 13,352 Heap Leach Pad 5,190 1 See Appendix – Mineral Resources slide 22 for details. 2 See Appendix – Mineral Reserves slide 23 for details. 3 Amounts may not add to total due to rounding. 21

MT TODD GOLD PROJECT

MINERAL RESOURCES ESTIMATE

Mt Todd Gold Project - Mineral Resources 0.40 g Au/t Cutoff and US$1,950 per ounce												
	Batman Deposit			Heap Leach Pad			Quigleys Deposit			TOTAL		
	Tonnes (000)	Grade (g Au/t)	Contained Ounces (000)	Tonnes (000)	Grade (g Au/t)	Contained Ounces (000)	Tonnes (000)	Grade (g Au/t)	Contained Ounces (000)	Tonnes (000)	Grade (g Au/t)	Contained Ounces (000)
Measured (M)	124,502	0.82	3,301	-	-	-	3,702	1.13	134	128,204	0.83	3,435
Indicated (I)	191,907	0.84	5,156	13,352	0.54	232	6,965	1.34	299	212,224	0.83	5,687
Measured & Indicated	**316,409**	**0.83**	**8,457**	**13,352**	**0.54**	**232**	**10,667**	**1.26**	**433**	**340,428**	**0.83**	**9,122**
Inferred	54,338	0.78	1,369	-	-	-	2,761	0.71	63	57,099	0.78	1,433

Notes:
1) Measured & Indicated resources include Proven and Probable Reserves.
2) Batman and Quigley Resources are quoted at a 0.40g-Au/t cut-off grade. Heap Leach resources are the average grade of the heap, no cut-off applied.
3) Batman: Resources constrained within a $1,950/oz gold pit shell. Pit parameters: Mining Cost $3.00/tonne, Milling Cost $17.50/tonne processed, G&A Cost $1.50/tonne processed, Au Recovery metallurgical equation averaging 89.7%.
4) Quigleys: Resources constrained within a $1,950/oz gold pit shell. Pit parameters: Mining Cost $3.00/tonne, Milling Cost $17.50/tonne processed, G&A Cost $1.50/tonne processed, Au Recovery metallurgical equation averaging 89.7%.
5) Differences in the table due to rounding are not considered material. Differences between Batman and Quigleys mining and metallurgical parameters are due to their individual geologic and engineering characteristics.
6) Kira Johnson, MMSA, of Tetra Tech is the QP responsible for the Statement of Mineral Resources for the Batman, Quigleys deposits and Heap Leach pad.
7) The effective date of the Heap Leach, Batman and Quigleys resource estimate is July 25, 2025.
8) Mineral resources that are not mineral reserves have no demonstrated economic viability and do not meet all relevant modifying factors.
9) The Mineral Resources were estimated using the Canadian Institute of Mining, Metallurgy and Petroleum (CIM) Definition Standards for Mineral Resources and Reserves.

Sources for above data:
S-K 1300 Technical Report Summary, Mt Todd Gold Project 15,000 tpd Feasibility Study, Northern Territory, Australia, effective date July 29, 2025
NI 43-101 Technical Report, Mt Todd Gold Project 15,000 tpd Feasibility Study, Northern Territory, Australia, effective date July 29, 2025

VISTA GOLD CORP | VGZ

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MT TODD GOLD PROJECT

MINERAL RESERVES ESTIMATE

Mt Todd Gold Project – Mineral Reserves 0.50 g Au/t Cutoff and US$1,800 per gold ounce									
	Batman Deposit			Heap Leach Pad			Total		
	Tonnes (000)	Grade (g Au/t)	Contained Ounces (000)	Tonnes (000)	Grade (g Au/t)	Contained Ounces (000)	Tonnes (000)	Grade (g Au/t)	Contained Ounces (000)
Proven	77,359	0.95	2,371				77,359	0.95	2,371
Probable	81,263	0.99	2,588	13,352	0.54	232	94,615	0.93	2,820
Proven & Probable	**158,623**	**0.97**	**4,959**	**13,352**	**0.54**	**232**	**171,975**	**0.94**	**5,190**

Notes:

1) The Mineral Reserves point of reference is the point where material is fed into the processing plant.
2) Batman deposit Mineral Reserves are reported using a 0.50 g Au/t cutoff grade and $1,800/oz gold price.
3) Colin McVie, FAusIMM and Peter Lock , FAusIMM of Mining Plus are the QP's responsible for the Statement of Mineral Reserves for Batman Deposit Proven and Probable mineral reserves.
4) Because all the heap-leach pad reserves are to be fed through the mill, these Mineral Reserves are reported without a cutoff grade applied.
5) Deepak Malhotra SME registered member, is the QP responsible for reporting the heap-leach pad Mineral Reserves.
6) The effective date of the Batman and Heap Leach Mineral Reserves estimate is July 25, 2025.
7) Differences in the table due to rounding are not considered material
8) The Mineral Reserves were estimated using the CIM Definition Standards for Mineral Resources and Mineral Reserves.

Sources for above data:
S-K 1300 Technical Report Summary, Mt Todd Gold Project 15,000 tpd Feasibility Study, Northern Territory, Australia, effective date July 29, 2025
NI 43-101 Technical Report, Mt Todd Gold Project 15,000 tpd Feasibility Study, Northern Territory, Australia, effective date July 29, 2025

VISTA GOLD CORP | VGZ

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MT TODD GOLD PROJECT 15 KTPD FEASIBILITY STUDY RESULTS SUMMARY LIFE OF MINE 1 YEARS 1 - 15 146 153 koz Average Annual Gold Production 0.97 1.04 g Au/t Gold Grade (ROM feed) 2 88.5% 88.6% % Gold Recovery (ROM) 2 4,368 2,298 koz Total Gold Production $1,413 $1,399 $/oz Cash Costs $1,499 $1,449 $/oz All - in Sustaining Costs 3.98 4.15 W:O Stripping Ratio $425 - $ millions Initial Capital $97 $93 $/oz Capital Efficiency (initial capital : total oz Au produced) 2.5 - Benefit Cost Ratio (NPV 5% : initial capital) $256 $85 $ millions Sustaining Capital $176 $29 $ millions Reclamation and Closure, Net $1,060 - $ millions After - tax NPV 5% 3 27.8% - % After - tax IRR 3 2.7 - Years After - tax Payback 3 1 Life of Mine comprises years 1 - 30. 2 “ROM” means run of mine. 3 Feasibility Study gold price of $2,500. 24

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